                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, For Use of
                                              the Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMIC HEALTH PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


 (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
 (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
 (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
 (5) Total fee paid:
--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount Previously Paid:

--------------------------------------------------------------------------------
 (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
 (3) Filing Party:

--------------------------------------------------------------------------------
 (4) Date Filed:
--------------------------------------------------------------------------------

                         Dynamic Health Products, Inc.
                      6925 112th Circle North, Suite 101
                             Largo, Florida 33773



                                                   November 13, 2001

Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Meeting") of Dynamic Health Products, Inc. (the "Company"). The Meeting will be held December 20, 2001 at 10:00 a.m., Eastern Daylight Savings Time, at the Company's corporate headquarters, 6925 112th Circle North, Suite 101, Largo, Florida 33773.

     The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors. We also will report on the progress of the Company and comment on matters of current interest.

     It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

     If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                                    Sincerely,

                                                    /s/ Jugal K. Taneja
                                                    Jugal K. Taneja
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                         Dynamic Health Products, Inc.
                      6925 112th Circle North, Suite 101
                             Largo, Florida 33773

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          THURSDAY, DECEMBER 20, 2001

     Notice is hereby given that the Annual Meeting of stockholders of Dynamic Health Products, Inc. (the "Company"), a Florida corporation, will be held at the Company's corporate headquarters, 6925 112th Circle North, Suite 101, Largo, Florida 33773, on December 20, 2001, at 10:00 a.m., Eastern Daylight Savings Time (the "Meeting") for the following purposes:

1. To re-elect all of the Directors to serve until the Annual Meeting in 2002 and until their successors are elected and qualified or until their earlier resignation, removal from office or death;

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2001 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Friday, November 9, 2001 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you so desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

     Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.

                                   By Order of the Board of Directors,

                                   /s/ Cani I. Shuman
                                   Cani I. Shuman
                                   Chief Financial Officer, Secretary, Treasurer and Director

Largo, Florida
November 13, 2001

                         Dynamic Health Products, Inc.
                      6925 112th Circle North, Suite 101
                             Largo, Florida 33773

                                PROXY STATEMENT

       This Proxy Statement is furnished by the Board of Directors and management of Dynamic Health Products, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the Company's 2001 Annual Meeting of Stockholders (the "Meeting"), which will be held at 10:00 a.m., Eastern Daylight Saving Time on Thursday, December 20, 2001 at the Company's corporate headquarters, 6925 112th Circle North, Suite 101, Largo, Florida 33773.

       The Board of Directors has fixed the close of business on Friday, November 9, 2001 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of November 9, 2001, 2,917,141 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting and broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

       This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about November 20, 2001. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Each stockholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company as of the close of business on November 9, 2001, on all matters that come before the Meeting.

       For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposal 1 (to elect the Board's nominees to the Board of Directors). A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

       Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

       The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred in so doing.

1.  RE-ELECTION OF DIRECTORS

     Five directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation, removal from office or death. The following five individuals currently serve on the Board of Directors and all have been nominated for re-election:

                                Jugal K. Taneja
                               Mandeep K. Taneja
                                 Cani I. Shuman
                               Kotha S. Sekharam
                             Rakesh K. Sharma, M.D.


All of the foregoing nominees have consented to serve as a director, if elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS.

     Stockholders may vote for up to five nominees and the five nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. The Stockholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the proxies will be voted for such other person or persons for the office of Director as the Board of Directors may recommend. For further information on Messrs. Jugal K. Taneja, Mandeep K. Taneja, Kotha S. Sekharam, Rakesh K. Sharma, M.D. and Ms. Cani I. Shuman, see "Management-Directors and Executive Officers" and "Security Ownership of Management and Others."

                  MANAGEMENT-DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

     The Company's executive officers and directors and their ages and positions as of November 9, 2001 are as follows:

    Name                                  Age                         Position
    ----                                  ---                         --------
Jugal K. Taneja ......................     57  Chairman of the Board, Chief Executive Officer and Director
Mandeep K. Taneja ....................     27  President and Director
Cani I. Shuman .......................     44  Chief Financial Officer, Secretary, Treasurer and Director
Kotha S. Sekharam, Ph.D. .............     50  Director
Rakesh K. Sharma, M.D. ...............     44  Director

     Pursuant to the Company's bylaws, each director serves for a term of one year and until his successor is duly qualified. Officers are appointed annually by the Board of Directors (subject to the terms of any employment agreement), at the Company's annual meeting, to hold such office until an officer's successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. Mandeep K. Taneja is the adult son of Jugal K. Taneja. There are no other family relationships among any of the Company's other directors and executive officers.

     Set forth below is the business experience and other biographical information regarding the Company's directors and executive officers.

     Jugal K. Taneja has served as the Company's Chairman of the Board since its inception. Until June 1998 and since November 1999, he also served as the Company's Chief Executive Officer. In addition to his service to the Company, Mr. Taneja operates several other companies. He serves as Chairman of the Board of DrugMax.com, Inc. ("DrugMax"), and since October 2000 has served as DrugMax's Chief Executive Officer. He previously served as DrugMax's Chief Executive Officer from its inception in October 1993 through April 1995, and again from January 1996 until August 1999. Further, he served at various times over the years as DrugMax's President and Secretary. DrugMax (NasdaqSC:DMAX) is a publicly-held company operating as an online business to business wholesaler and retailer of pharmaceuticals, over-the counter drugs, health and beauty care products and private label dietary supplements. Mr. Taneja also serves as a director of Go2Pharmacy, Inc. (NasdaqSC:GORX), a publicly-held company that manufactures and distributes nutritional and health products. Mr. Taneja holds degrees in Petroleum Engineering, Mechanical Engineering, and a Masters in Business Administration from Rutgers University.

     Mandeep K. Taneja has served as a director of the Company and as the Company's President since November 2000. Prior to that he served as President of the Company's subsidiary, Dynamic Life, Inc. since June 2000. In addition, he served as Director of Finance for Dynamic Life Korea, Ltd. from April 2000 until November 2000. He was also employed as an associate of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. from July through October 2000. Mr. Taneja holds a Bachelor of Arts degree in political science from the University of Rochester as well as Management Certificates in marketing and organizational behavior. He also holds a Juris Doctorate from the University of Miami and is an attorney. Mr. Taneja is the son of Jugal K. Taneja.

     Cani I. Shuman has served as the Company's Chief Financial Officer since November 2000. Ms. Shuman has served as the Company's Secretary and Treasurer since April 2000, and was Corporate Controller of the Company from February 1999 through November 2000. Prior to that she served as Chief Financial Officer of the Company since January 1998. Since August 2001, Ms. Shuman has also served as a director of the Company. Prior to her employment with the Company in January 1998, she was employed in public accounting with Hacker, Johnson, Cohen & Grieb, PA, and Copeland and Company, CPAs since January 1994. Prior to that, she held accounting positions in private industry. Ms. Shuman is a certified public accountant and holds a B.S. degree in Accounting from the University of South Florida.

     Kotha S. Sekharam, Ph.D. has served as a director of the Company since June 1996 and served as the Company's President from June 1996 through November 2000. Dr. Sekharam was a founder and director of Nu-Wave Health Products, Inc. ("Nu-Wave") and served as its President from June 1996 through March 1998 and served as Nu-Wave's Vice President from September 1995 until June 1996. The Company acquired 80% of Nu-Wave in September 1995 and the additional 20% of Nu-Wave in July 1997. From 1992 until September 1995, he served as Director of Research and Development of Energy Factors, acquired by the Company in June 1998. Dr. Sekharam is also President of Go2Pharmacy, Inc., a public company operating as a private label manufacturer of dietary supplements, over-the-counter drugs, and health and beauty care products. Dr. Sekharam holds a Ph.D. in food sciences from Central Food Technological Research Institute, Mysore, India, a United Nations university center and has over 15 years of experience in the food and health industry.

     Rakesh K. Sharma, M.D. became a director of the Company in March 1999. Dr. Sharma is a cardiologist and is a member of the medical staff of several hospitals in the Tampa Bay, Florida area and is a director of Eonnet Media, Inc.

Board of Directors

  The Board of Directors of the Company did not hold any formal meetings during the fiscal year ending March 31, 2001. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

Audit Committee and Audit Committee Report

     The Board of Directors has formed an Audit Committee. The Audit Committee consists of Doctors Kotha S. Sekharam and Rakesh K. Sharma. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(14) of the National Association of Securities Dealers.

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting activities. The Audit Committee meets with the Company's independent accountants and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants. The Audit Committee was just formed in August 2001.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                          Respectfully submitted,

                                          The Audit Committee
                                          Kotha S. Sekharam, Ph.D.
                                          Rakesh K. Sharma, M.D.

Audit and Related Fees

     Audit Fees. The aggregate fees billed by Brimmer, Burek & Keelan LLP ("BBK") for professional services rendered for the audit of the Company's annual financial statements for the year ended March 31, 2001 and for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $28,000.

     Financial Information Systems Design and Implementation Fees. The Company did not engage BBK to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

     All Other Fees. The aggregate fees billed by BBK for services rendered to the Company, other than the services covered in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended March 31, 2001 were $7,525, which fees primarily relate to the preparation of the Company's income tax returns.

Compensation Committee

     The Compensation Committee, consisting of Doctors Kotha S. Sekharam and Rakesh K. Sharma, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to executive compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee did not meet during the fiscal year ended March 31, 2001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to filed with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis.

     See "Certain Transactions" for additional information on certain members of management.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     To the knowledge of the Company, the following table sets forth, as of November 9, 2001, information as to the beneficial ownership of the Company's voting securities by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's voting securities, (ii) each person serving the Company as a director on such date, (iii) each person serving the Company as an executive officer on such date who qualifies as a named executive officer, as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address of                       Amount and Nature of Shares   Percentage of
  Beneficial Owner                            Beneficially Owned(1)        Class(1)
-------------------                       ---------------------------  ---------------
Jugal K. Taneja (2)                                 1,172,927               40.2%
Manju Taneja (3)                                      432,851               14.8%
William L. LaGamba (4)                                435,000               14.9%
Michele LaGamba (5)                                   435,000               14.9%
Mandeep K. Taneja                                     369,999               12.7%
Mihir K. Taneja                                       369,999               12.7%
Kotha S. Sekharam, Ph.D. (6)                          115,616                4.0%
Cani I. Shuman                                             --                 --
Rakesh K. Sharma, M.D.                                     --                 --
U.S. Diversified Technologies, Inc. (7)                    --                 --
All Directors and Executive Officers as a group
   (5 persons)                                      1,658,542               56.9%

_____________________________
 *      Less than 1%.

(1) Based on 2,917,141 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. To the Company's knowledge, the persons name in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, except as indicated in the other footnotes to this table. Unless otherwise indicated, the business address of each of the beneficial owners named above is: c/o Dynamic Health Products, Inc., 6925 112th Circle North, Suite 101, Largo, FL 33773.
(2) Includes 413,185 shares beneficially owned by Manju Taneja, Jugal K. Taneja's spouse, as to which Mr. Taneja exercises no investment or voting power and disclaims beneficial ownership. Also includes (i) 670,076 shares owned by Carnegie Capital, Ltd. and (ii) 70,000 shares owned by First Delhi Family Partnership, Ltd. Mr. Taneja is the general partner of Carnegie Capital, Ltd. and First Delhi Family Partnership, Ltd. As such, Mr. Taneja holds sole voting and investment power with respect to the shares held of record by Carnegie Capital, Ltd. and First Delhi Family Partnership, Ltd.
(3) Includes 19,666 shares beneficially owned by Jugal K. Taneja, as to which Manju Taneja exercises no investment or voting power and disclaims beneficial ownership. Excludes (i) 670,076 shares owned by Carnegie Capital, Ltd., and (ii) 70,000 shares owned by First Delhi Family Partnership, Ltd., as to which Mrs. Taneja exercises no investment or voting power and disclaims beneficial ownership.
(4) Includes 196,000 shares owned by Michele LaGamba, Mr. LaGamba's spouse, as to which Mr. LaGamba exercises no investment or voting power and disclaims beneficial ownership. Also includes and 126,000 shares held by Mr. LaGamba as custodian for their minor children.
(5) Includes 113,000 shares owned by William L. LaGamba, and 126,000 shares held by Mr. LaGamba as custodian for their minor children, as to which Mrs. LaGamba exercises no investment or voting power and disclaims beneficial ownership.
(6) Includes 10,000 shares owned by Madhavi Sekharam, Dr. Sekharam's spouse, as to which Dr. Sekharam exercises no investment or voting power and disclaims beneficial ownership.
(7) U.S. Diversified Technologies, Inc. owns 310,000 shares of Company Series A Convertible Preferred Stock, each of which is entitled to one vote.

                             EXECUTIVE COMPENSATION

     The information required by this Section is incorporated herein by reference to the information under the Headings "Item 10. Executive Compensation" in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, which was filed with the Securities and Exchange Commission on July 16, 2001.

                        OPTION VALUES AT MARCH 31, 2001

     The following table sets forth certain information, as of March 31, 2001, concerning unexercised options by the former Vice Chairman of the Board of the Company. No other executive officers listed in the Summary Compensation Table above hold options as of March 31, 2001 (none of whom exercised any options during fiscal 2001):

                                                         Value of Unexercised
                    Number of Unexercised Options        In-the-Money Options
                         at March 31, 2001                at March 31, 2001
                    ------------------------------        -----------------
Name                Exercisable      Unexercisable  Exercisable   Unexercisable
----                -----------      -------------  ------------  -------------
Paul A. Santostasi   133,333.34        66,666.67         0              0


                              CERTAIN TRANSACTIONS

     The information required by this Section is incorporated herein by reference to the information under the Headings "Item 12. Certain Relationships and Related Transactions" in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001, which was filed with the Securities and Exchange Commission on July 16, 2001.

2.   OTHER BUSINESS

     The Board of Directors knows of no other matters which are likely to be brought before the Meeting. If any matter not described herein should be presented for Stockholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

                           STOCKHOLDER PROPOSALS FOR
                    PRESENTATION AT THE 2002 ANNUAL MEETING


     Any stockholder intending to present a proposal at the 2002 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company's By-Laws, submit such proposal to Cani I. Shuman, Secretary, in writing no later than March 30, 2002. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001 (the "Annual Report"), including financial statements, accompanies this proxy statement. The Company filed its Annual Report on Form 10-KSB with the Securities and Exchange Commission on July 16, 2001. Stockholders may obtain a copy of this report, without charge, by writing to:
Dynamic Health Products, Inc., 6925 112th Circle North, Suite 101, Largo, Florida 33773.

                                        By Order of the Board of Directors,


                                        /s/ Cani I. Shuman
                                        Cani I. Shuman
                                        Chief Financial Officer, Secretary,
                                         Treasurer and Director



Dated:  November 13, 2001

PROXY                                                                      PROXY



                         DYNAMIC HEALTH PRODUCTS, INC.

            PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 20, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jugal K. Taneja and Cani I. Shuman, or either or them, as proxies, each with the power to appoint his or her substitute, to represent and to vote all the shares of common stock of Dynamic Health Products, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on December 20, 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

      IMPORTANT--This Proxy must be signed and dated on the reverse side.

________________________________________________________________________________

                               THIS IS YOUR PROXY
                            YOUR VOTE IS IMPORTANT!


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Dynamic Health Products, Inc. to be held at our offices at 6925 112th Circle North, Suite 101, Largo, Florida 33773, at 10:00 a.m., Eastern Daylight Savings Time.

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1.  Election of directors:

Nominees:                     For           Withhold
--------
Jugal K. Taneja               [_]             [_]

Mandeep K. Taneja             [_]             [_]

Cani I. Shuman                [_]             [_]

Kotha S. Sekharam             [_]             [_]

Rakesh K. Sharma, M.D.        [_]             [_]


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


If you plan to attend the Annual Meeting please mark this box   [_]

Dated:____________________, 2001

Signature  ___________________________________________________________________

Name (printed) ________________________________________________________________

Title _________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.